Listing Report:Supplement No. 22 dated Aug 04, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 205333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.97%	Starting monthly payment:	$39.27

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-2000	Debt/Income ratio:	3%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,724	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SocialBusiness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Facebook app for Social Business
Purpose of loan:
I recently had a daughter. I've had new worries, but never have I feared my daughter dying of lack of access to clean water. My family and community is water rich. Not once in my life have I ever been truly thirsty. Yet everyday, 4,500 children die from lack of access to clean water. Today, 1 billion people, 1 in 6 of us, are without access to clean drinking water. I've committed to spending some of my personal time and money to ending water poverty.
This loan money will be used to customize an existing Facebook application so that it can be used as a business to make money flow to places that need water. This is going to be a Social Business (video of Nobel Prize Winner's vision of Social Business: http://www.youtube.com/watch?v=E-W6y0HzFWk). 100% of profits will go to http://www.charitywater.org/. One of the fundamental concepts of Social Business is that investors are repaid their money but do not receive dividends. Thus I request that anyone who wishes to make a loan also wishes to participate in some capacity of helping to get the word out about the business once it has launched. This way the return on your investment can be considered a payment for your help. My current job is as a Senior Interactive Producer/Dir. Product Development at a top online ad agency so I have a good background for this project. I have personally invested in the initial application development and am paying monthly hosting fees but would like to involve the community for the next stage. Once completed, the break even point is around 50-100 customers (of the 200 million Facebook users, I feel confident this can quickly be achieved).

My financial situation:
I am currently supporting a wife who is in grad school and our daughter and have very good credit.

Monthly net income: $4,600

Monthly expenses: $4,150-$5,030
Housing: $2,450
Insurance: $200
Car expenses: $300-$600
Utilities: $50-$80
Phone, cable, internet: $200
Food, entertainment: $600-900
Clothing, household expenses $100-350
Credit cards and other loans: $250
Other expenses: $Ranges
About the photo: - what crying baby? :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 330167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1991	Debt/Income ratio:	27%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$710	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Rain	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	600-620 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	1 ( 3% )	600-620 (Dec-2007) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Purchase Laptop for My 7 year old
My seven year old baby will be in the second grade next week.? He has been doing extremely well since attending Kindergarten.? He was among one of the baby scholar who received high academic excellence and was given the opportunity to attend college for a week.? I cannot express to the group how I felt to take my seven year old daily for a week to university to focus on math.? We are looking forward to sending him again summer 2010.? Daily he tells us that his goal is to become a Scientist when he goes to college.? He makes mom, dad and grandparents very proud. I got my Masters Degree while on my final semester being four months pregnant with him.? I remembered while I was four months pregnant as I climb on top of the desk the last night of school,?thanking Dr. O'Brien for sharing his knowledge with?the new graduates.?I was scared, but, I remembered my child kicking like crazy and my husband looked at?me astonish, but I kept up with my presentation. So, when my child asks for the?laptop?I did not want to put it on layaway or get that Verizon one so I promised him that I will work on it.?At the aged of seven, he is so focus on school, polite and well spoken.? I guest; I can say he took this from daddy and his academic focus from mummy.

I had a loan previously and never been late until it was paid in full March 2009.? This also assisted me with building my credit over the last three years.? I look forward to doing business with Prosper again and continue providing the necessary resources for my aspiring child.?Greetings to all the moms and dad who go the extra mile to instill education at an early age to?their children.????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$182.02

Auction yield range:	4.27% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1989	Debt/Income ratio:	9%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,975	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Daddybigbux	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanting to buy a motorcycle.
Purpose of loan:
This loan will be used to? Purchase a 650cc dual sport motorcycle.

My financial situation:
I am a good candidate for this loan because?I have an great credit score, have a job and would prefer to not have bailed out banks receive more of my money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.27%	Starting borrower rate/APR:	7.27% / 9.34%	Starting monthly payment:	$155.00

Auction yield range:	4.27% - 6.27%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	12%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,554	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	meikaizen	Borrower's state:	Pennsylvania	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008) 800-820 (Mar-2008) 780-800 (Feb-2008)
Principal balance:	$5,421.48	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Doctor Lender Investing For Future
This loan will be used to?invest! I am currently a third year Internal Medicine resident physician at a large academic university hospital.? I will use this money to fund my 403b (401K equivalent) and/or my IRA account for tax advantaged investing. The purpose of this loan is simply to give me a little extra safety margin as I more aggressively ramp up my retirement savings while still working for a lesser resident salary. My financial situation: My current stipend is 49K with very modest expenses.? I spend most of my time working in the hospital and live a relatively simple lifestyle. All of my medical school loans are in deferment until I finish my training (I recently matched for a 3+ year Cardiology fellowship to start next year, further extending my loan deferments). I am a good candidate for this loan because?I am as responsible with my money as I am with other aspects of my life. My long credit history, credit grade, and low DTI ratio speak for itself. Perhaps the biggest assurance for you though is that I essentially have 100% job security with a guaranteed exponential salary curve. I can also moonlight at a MUCH higher hourly rate if need be so defaulting on this loan is virtually impossible. This will be my second loan with prosper. The first was taken in August 2008 and I have made EVERY payment on time! I am also a lender on Prosper with a fairly modest amount invested before Pennsylvania was excluded from further lending. I think this is a strong and productive lending community and plan to re-invest more into Prosper when it is again available to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1998	Debt/Income ratio:	34%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 1m
Amount delinquent:	$5,170	Revolving credit balance:	$8,908	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hjseagle	Borrower's state:	Texas	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Dec-2007) 540-560 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Strong Income 2nd Prosper Loan
Hi, I'm Jimmy. I?m a 29 yr old single guy living in Texas and I am requesting my second loan from the Prosper community. I used the 1st loan to pay off the remaining balance for my son's funeral, paid off one of my credit cards and got new rotors, brakes, and tires for my truck. So thank you to those that believed in me the first time. I have improved over credit 80 points since last time. I have 1 delinquent on my record from a vehicle I financed to help a friend but in the end he couldn't afford it. I have always made my truck payments on time. The credit numbers Prosper pulls aren't accurate however. My revolving debt is actually $5954, not the $8k figure Prosper came back with. The balances are for credit cards that have a monthly payment of about $155.00. The remaining available balance is about $3646 total.The purpose of this loan is to pay off my one negative acct. I was offered a settlement for 50% to consider it paid. I WANT to pay it and would love to take advantage of the settlement offer. I would only have to pay 2585 of the $5170 balance.I wish to use the remaining money from this loan to pay off my truck (3 pmts left) and then send that 450 per month in on my credit cards (plus the 155 I already send). Credits cards will be paid off in a year.
As you can see from my below, I have the means to repay the loan. Net income after payroll deductions from all sources: $3055. Rent: $900.00 Phone: $70.00 Gas (house): 20.00 Gas (car): $220.00 Utilities: $ 160.00 Car Loan: $450.00 Food: $130.00 Insurance: $90.00 Cable/Internet: $105.00Cell Phone: $85.00Credit Cards: $155.00 Church Tithes: $200.00 Total Monthly Expenses: $2585.00 ?$470 left to make the payments on my Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,950	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lendit2you	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASE NEW RENTAL PROPERTY
Purpose of loan:
This loan will be used to purchase a rental property for $19,000.? Needs $3000 of work.? Once completed and rented this property will bring in $1800.00 month in rents.? After paying this loan and all expenses for the building there will be $700/month left over.?

My financial situation:
I am a good candidate for this loan because this is a very secure investment due to the fact that there will be $700 month left over after all the bills on the property are paid including this loan.? I have 7 years of experience in renting and purchasing property.? I have a portfolio of 11 properties.? All which cashflow every month.? I am a serious investor as this is my full time job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$493.25

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	25%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,231	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unbeatable-justice	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Bills/ Personal
Purpose of loan:
This loan will be used to? Consolidate Bills?and to help with personal family issues.

My financial situation:
I am a good candidate for this loan because? I am a Federal Agent. I have been with my agency since 2006. I am now considered a permanent employee. Therefore, my?employment is secure and my salary will only increase.?I also have a good credit score/credit history. I pay all of my bills on time. I also receive compensation from the Department of Veterans Affairs every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1988	Debt/Income ratio:	6%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	21 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	78	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,470	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	karel_97005	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$16,500.00	< mo. late:	0 ( 0% )	700-720 (Apr-2009) 760-780 (Sep-2008) 780-800 (Jun-2008) 800-820 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Paying loan
Purpose of loan:
This loan will be used to pay a loan.br />
My financial situation:
I am a good candidate for this loan because I have very low debt ratio, good income and I paid my Prosper loans on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,577	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	healthy-velocity	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Funding-Childrens Shop
Purpose of loan:
This loan will be used to? Purchase more inventory and advertising spaces for my online childrens shop. I am also starting my own childrens clothing line, this is to purchase supplies for that as well

My financial situation:
I am a good candidate for this loan because? because I believe in myself and my business. I dont think I would have comes this far and pushed myself as much as I have if I didnt have the confidence it was going to succeed. I was a banker with one of the "big boys" before I got the opportunity to stay at home with my daughter. I love staying home with her but I missed that drive and push. I feel that starting this business has helped gain that back and motivated me to take it to the next level. I feel as though failure is not an option and will strive to make it successful. I have put a lot of our personal money into this.

Monthly net income: $ 5200 (household)

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150.0 ????
??Car expenses: $ 1000
??Utilities: $ 450
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.90%	Starting borrower rate/APR:	24.90% / 27.20%	Starting monthly payment:	$317.66

Auction yield range:	17.27% - 23.90%	Estimated loss impact:	19.37%
Lender servicing fee:	1.00%	Estimated return:	4.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	49%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,394	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$3,409.82	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off first loan&Buy home
Purpose of loan:Pay off first prosper loan and buy home, Mobile home cash
.My financial situation:
I am a good candidate for this loan because?Drawing military retirement and drawing social security?I have?position my self to? cover all my expences with my residual income. and create some investment?income This ?loan will lower my housing expense and give me extra investment income? Military?$1348?? mo and Social Security is $1079 mo Plus have flea market booth that generates over $300 a month
Monthly net income: $ 2717
Monthly expenses: $ 2500
??Housing: $?400
??Insurance:?$200?
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?400?Clothing, household expenses $ 100
??Credit cards and other loans: $ 650
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1989	Debt/Income ratio:	40%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	23 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,262	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Deshae0609	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$2,171.18	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay off HIGH INTEREST credit cards. Would rather pay interest to someone trying to help me get out of debt!!

My financial situation:
I am a good candidate for this loan because? I've always paid my bills on time?and never late. I do realize I have alot of open accounts and high balances. But I do pay as agreed. I actually let a friend use some of my cards and got stuck paying the accounts outs. I have an account now with prosper which is debted out of my ck account and is current. If u look at my profile I have not been late or missed a payment on these accounts. I'm trying to make one payment instead of several and I want to help you too. THANKS!
Monthly net income: $ 4000.

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 57.
??Car expenses: $ 50.
??Utilities: $ 135.00????????
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $1500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$163.30

Auction yield range:	11.27% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2003	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,464	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Saebrotha19	Borrower's state:	Michigan	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008) 700-720 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
New Homebuyer furnishing new home
I'm am about to furnish my first home and need a little money up front to help do that. I'll be refiling my taxes so that I can get my $8,000 tax credit as soon as possible which I will in turn use to help?pay this loan back off so really just need the money up front to help buy furniture and do any improvements to the house while moving in.? I'm in a good financial situation as I am at a steady job with Hansen's Beverage Company as a Marketing/Events Manager in the Michigan/Ohio markets and I make more than enough money to cover all my bills and then some for spending & saving.? My yearly salary is $50,000/yr plus I get 2 bonuses a year in the $3000-$5000 range.? I've paid all my bills on time the last few years without a problem and have paid most of any loans/credit cards off early.? I can provide you with whatever you need to prove my income, assets, etc. if need be.? Again my credit is considered good (690+ range) but not excellent like the banks want now a days so I ask that you please consider my situation and kindly lend to me, I will not let you down. Thank you for your time and generous consideration.

Monthly net income: $3,250

Monthly expenses: $1,415?
??Housing: $?300
??Insurance: $ 180
??Car expenses: $350
??Utilities: $ 75
??Phone: $60
??Food, entertainment: $300
??Clothing, household expenses $50
??Credit cards and other loans: $100?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,450.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 12.63%	Starting monthly payment:	$274.73

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1990	Debt/Income ratio:	2%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	16y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,237	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding for government contract
Purpose of loan:
This loan will be used to fund a government contract I received from the DOD for consulting work in IT security until I get reimbursement funding in late September. My financial situation is good and I need carry over funding as the government takes 60 days to actually start cutting checks.
I am a good candidate for this loan because I have have worked hard to attain excellent credit of 840 Fico and have never been late on any bills. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.52%	Starting borrower rate/APR:	9.52% / 11.62%	Starting monthly payment:	$147.39

Auction yield range:	3.27% - 8.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	4%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,756	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	competent-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The last of my debt.
Purpose of loan:
I will use this loan to pay off the last amount of CC debt I owe.
This would help expidite my freedom from credit card debt and put me back on the ground with a solid footing.

My financial situation:
I am a full time worker and have consistantly made solid and wise decisions concerning money and family.
My current situation is very stable and I plan to sit put for many years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	35%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,224	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	historic-currency	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my Family
Purpose of loan:
This loan will be used to? Pay off debt incurred by my family this year. My dad died last August, then my grandmother in December and my brother this past June. We have three sets of medical bills and various personal accounts to square.

My financial situation:
I am a good candidate for this loan because? I have a good stable job, I've been there 10 years and have had 4 promotions. I?am a dependable person who just wants to help out her family in their time of need. I should be able to pay the loan off early. We do not use my income for our monthly bills, so I will have no problem making on-time payments. I just need a break after a terrible year. I hope you will help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,600.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$253.41

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2002	Debt/Income ratio:	40%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,196	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wondergirl	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 660-680 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Getting aggressive about my debt
Purpose of loan:
I'd like to pay off my credit card debt in order to feel more comfortable going back to school (hard to want to take on debt when you've already got plenty.) I think the economy has been hard on a lot of people, so I want even go into how tough a year it's been. Trying to pay for a Prius in your twenties is a silly venture, but I wouldn't have it any other way. Love that car.

My financial situation:
I'm a great candidate for a loan because I pay back loans. That's probably what everyone says, but I've had a loan here on Prosper and paid it back, so I know it's true. The last loan I put in here was fully funded at 11% when Prosper entered it's quiet period.

I've worked at the same place for years and know I'm secure there.

Feel free to ask me questions!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$593.29

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	12%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,373	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coin-trail7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to Pay off credit cards.
My financial situation:
I am a good candidate for this loan because I have a stable, steady, income.
Monthly net income: $5985.00

Monthly expenses: $
??Housing: $ 775.00
??Insurance: $ 187.00????
??Car expenses: $
??Utilities: $ 225????
??Phone, cable, internet: $ 95.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 650.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$363.43

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1999	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$31,823	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unforgettable-exchange	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating and paying off debt
Purpose of loan:
This loan will be used to consolidate?my higher-interest debt?that has accrued. I plan on negotiating the amount of my debt down by paying that negotiated amount in full.

My financial situation:
I am a good candidate for this loan because I have a stable job that I have been at for almost five years. My job is very secure and I work for a very successful company. Despite some issues I've had in the past, I am a responsible person and look forward to paying off a personal loan in a few years. I plan on doing an automatic debit each month to repay the lender. I just moved in with some family members in hopes of saivng money and paying down my debts as soon as possible.

Monthly net income: $ 3100.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 88.00
??Car expenses: $ 240.00 (car will be paid off in 5 months)
??Utilities: $ 0.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 900.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$144.51

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-2005	Debt/Income ratio:	31%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,776	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	richfish13	Borrower's state:	Pennsylvania	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for my final year of college which I am a senior at a top 50 university with a 3.9 gpa and a full time job offer.

My financial situation:
I am a good candidate for this loan because I currently make a yearly income of ~28K from my summer internship and working during the school year. I also have less revolving debt than listed above. I have only $12,000 locked in a 2.99% for life deal. I've never been late and have a steady income.

I also have this set low, since I can easily get private bank loans around that rate. Anything above that isn't worth the expense for me. Sorry if you view this as risky, but if a bank will take on that risk for a lower rate, I'm not going to pay more on Prosper.

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 330 ????
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 29.08%	Starting monthly payment:	$39.85

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1978	Debt/Income ratio:	19%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,424	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	funlovinmomx2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,100.00	< mo. late:	0 ( 0% )	740-760 (Jul-2007)
Principal balance:	$2,251.87	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
I Need a Vacation!
Purpose of loan:
To take a vacation to go visit my brother.

My financial situation:
I have an excellent job as a legal assistant and have worked at my place of employment for over 23 years.?I have always paid my financial obligations on time.?
I have a loan that will be paid off in October, so I will have an additional $180 monthly.

Monthly net income: $ 2,900

Monthly expenses: $?2,676
??Mortgage (includes PITI): $?1,414
??Car expenses: $ 80 (gas); $40 (car insurance)
??Utilities: $?100
??Phone, cable, internet: $ 125
??Food, entertainment: $?200??
? Clothing, household expenses $?40
??Credit cards and other loans: $?677 (after October, total would be $497)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	14.27% - 27.00%	Estimated loss impact:	15.93%
Lender servicing fee:	1.00%	Estimated return:	11.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1994	Debt/Income ratio:	72%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	28 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$61,553	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	RoyRS	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 660-680 (Aug-2008) 660-680 (Jul-2008) 640-660 (Sep-2007)
Principal balance:	$1,029.01	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consider helping me consolidate!
Purpose of loan:
To pay down some of my high interest cards.? Also, I have no late payments to any of my creditors!

Note:? I have also started lending on Prosper so I know Prosper does help people?get out of debt!?

I got a loan using Prosper in October 2007, and have paid on time as well as made additional payments.? The listing I used is below:

On March 8, 2004, my life changed forever.? I lost a dear friend in a fire.?

http://media.www.iowastatedaily.com/media/storage/paper818/news/2004/03/09/HotTopics/One-Dead.In.Early.Morning.Fire-1099248.shtml

http://media.www.iowastatedaily.com/media/storage/paper818/news/2004/03/12/News/Del-Pilars.Unselfish.Act.Typical.Of.His.Life-1099317.shtml

Also, I did not have renter's insurance?so I lost all my belongings and had to purchase many things such as clothing, furniture, and other household items.? Also, I lost about $20,000 of DJ equipment, music, lights, etc.? Since then I have purchased $15,000 of DJ Equipment, lights, music, and other items for my DJ Service but my DJ Service has not gotten as much service as before the fire.

I had about a $15,000-20,000 of debt before the fire but I have slowly been trying to get out of my increasing debt but it has been a long process especially since I purchased 2 duplexes but I would like to start paying off a credit card that has the highest interest rate, Chase: $3834.99 @ 29.99, and then start addressing my other credit cards.?

My financial situation:
I currently am a residence hall director and do not pay for housing, utilities, or food.

Updated:? Monthly net income: $ 3760.00(~$1900 after taxes and deductions from employment and $1400 in rent from my rental properties, $160.00 (Computer Consulting), and $300 (DJ Services))

Monthly expenses (no updates):
??Housing: $ 0
??Insurance: $ 15
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $?98 (cell phone)
??Food, entertainment: $ 50 (I get free board)
? Clothing, household expenses $ 50

Mortgages: $1175.33/month (down from $1294.56/month)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1994	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 10	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	31	Length of status:	3y 9m
Amount delinquent:	$7,143	Revolving credit balance:	$19,515	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-horse9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Higher Interest credit
Purpose of loan:
This loan will be used to payoff accounts that are charging astronomical interest rates that I cannot get refinanced through the current lender at a lower interest rate.?

My financial situation:
I am a good candidate for this loan because even though I've had some slow pay in recent time I always pay back what I owe someone.? I've had to help out some family that has in turned made myself late on payments but I'd rather be late on something than see my family lose their vehicles or home due to circumstances beyond their control.? I sell in the medical device field and have a very secure job (nothing is guaranteed but it's secure).? I want to get this debt consolidated and paid off so I can free up debt so I don't have to worry about it when I go to buy a small business in the hopeful near future.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$99.62

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2002	Debt/Income ratio:	7%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,771	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Lisabosy	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?
pay off credit cards and consolidate debt
My financial situation:
I am a good candidate for this loan because I have a very high income but little credit history and would greatly benefit from one lump sum payment each month. I would like to pay down the credit cards so I can build a better credit score and get back on track in terms of having good credit. I have no late/missed payments in the last year, a good job and lots of references. let me know if i can answer any questions!

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1175
??Insurance: $
??Car expenses: $
??Utilities: $ 25
??Phone, cable, internet: $ 25
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$79.70

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2001	Debt/Income ratio:	7%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	8y 5m
Amount delinquent:	$5,039	Revolving credit balance:	$8,438	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	money-mirth	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting (www.fundsnmore.com)
Purpose of loan:
This loan will be used to? Start a new financial information network titled Fundsnmore.com. This is my son's business he will be graduating from University Of Cincinnati with a finance Degree. The website will be used for financial purpose such as finding loans, stock news, business news and everything that has to do with funds, investing, information for starting a business and much more.He has already registered the domain. he just needs funds to set it up, promote it and maintain it.

My financial situation:
I am a good candidate for this loan because? i am very responsible with loans, I believe if i borrow, i must pay back. If i am not capable of repaying a loan i will not borrow it. I will always make payments above the minimum monthly payment, and no late payments.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 210
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 90
??Food, entertainment: $ 210
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 79
??Other expenses: $ 460
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1993	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$225,733	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bid-surgeon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high rate credit card
Purpose of loan:
This loan will be used to?

I am currently looking to receive this loan to pay off a credit card i currently have at a rate of 29.9%. With the money saved by this loan i plan to pay down other cards I have. I have always paid my bills on time and in almost 20 years of reporting to credit agencies there is not a record of any late or missed payment. I am currently able to make payments at this high rate so there will be no issue whatsoever making payments a lower rate. Please feel free to forward any questions. Thank you for the assistance and opportunity to be a member.My financial situation:

I am a good candidate for this loan because?

I have a spotless credit record and?I have the income to pay my exising bills with no problem so reducing interest payment will allow me to focus on other debt.

Monthly net income: $ 12,300

Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 250
??Car expenses: $490
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $?1000
??Clothing, household expenses $?1000
??Credit cards and other loans: $?2000
??Other expenses: $ 1000????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	58%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,420	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lilang103103apg	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 700-720 (May-2008)
Principal balance:	$4,620.01	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off rest if debt
Purpose of loan:
This loan will be used to?
To pay off my other two debts and have one bill a month. to make it easy for me and my son

My financial situation:
I am a good candidate for this loan because?? I work full time and im very dependable. Make good money

Monthly net income: $ 640

Monthly expenses: $
??Housing: $ 575
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 84
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 244.34 and 115.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,084	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	fulfilling-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adding a Baby's Room
Purpose of loan:
This loan will be used to?finish a bedroom for?our little one?

My financial situation:
I am a good candidate for this loan because? I have a tremendous work ethic and I always pay back my loans

Monthly net income: $ 7,500

Monthly expenses: $
??Housing: $ 3000
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 55
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1996	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	24y 6m
Amount delinquent:	$0	Revolving credit balance:	$34,486	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	giannyny	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2008) 800-820 (Jul-2006) 780-800 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
paying off credit cards
Purpose of loan:

due to the economic crisis hitting our banks and the take overs i had? washington mutual credit cards taken over by chase? and they sen fit to raise th eintrest to 28!!!!!!% where wash mut had me at 10.99%? thus? you ubderstand?? the idea behind this loan

My financial situation:
I am a good candidate for this loan because? been on prosper since day one? the money will be used to pay off the credit cards (chase) this the saving will be? going into prosper for future loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$153.80

Auction yield range:	11.27% - 21.50%	Estimated loss impact:	10.52%
Lender servicing fee:	1.00%	Estimated return:	10.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1989	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 6m
Amount delinquent:	$130	Revolving credit balance:	$3,885	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dream2live	Borrower's state:	Georgia	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	660-680 (Latest)
Principal borrowed:	$8,900.00	< mo. late:	0 ( 0% )	660-680 (Dec-2007) 600-620 (Feb-2007)
Principal balance:	$2,008.03	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
2nd Step

I need this money to pay off an existing prosper loan and auto and credit cards. My credit has improved greatly since my last loan i hope to continue doing this with?you the lenders help.? I really believe in this community on my first loan?Prosper allowed me to pay off high interest loans freeing up money to help others and this will help me further the?refi of my prosper loan along wiwith my auto will take care of this payment allowing me to further improve ! My financial situation....?
My income in 2008 on my main job?approx?$58,300 should increase moderately?On my business i received? approx?? $16,200 after expenses? this total will?be around $16,000 @ 2008's end on my third job i received?$1,700?may slightly increase?next year.. monthly cashflow is no problem and will improve as a result of this loan.??????????????????????? thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$164	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	funds-volcano	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a Restaurant
Purpose of loan:
This loan will be used to? lease a kitchen at the Robin Hood Bar in Kent, Ohio.? The loan will cover initial start-up costs as well as food and rent costs for 3 months.

My financial situation:
I am a good candidate for this loan because? this is a low-risk business venture.? Our lease would be month-month, so if income is not sufficient we can exit at anytime.? However, this is not what I envision happening.? This kitchen is in a bar that is in a high traffic area right next to the Kent State Campus.? A kitchen that provides good, cheap food to a college crowd has great potential.? I have 5 years of restaurant experience ranging from the bottom up to Assistant GM positions.

Monthly net income: $ Projected Income from the Restaurant (gross) is $10,000

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 30
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.67%	Starting monthly payment:	$34.67

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2000	Debt/Income ratio:	17%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,925	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wareagle13_0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008) 660-680 (Mar-2008)
Principal balance:	$704.28	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Personal Loan
Purpose of loan:
This loan will be used to pay for an unexpected car repair

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and have never missed a payment in my life.

Monthly net income: $3200

Monthly expenses: $2350
??Housing: $820
??Insurance: $133
??Car expenses: $357
??Utilities: $160
??Phone, cable, internet: $80
??Food, entertainment: $300
??Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 4m
Amount delinquent:	$193	Revolving credit balance:	$2,071	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diverse-affluence	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to assist in funding my education. I have a chance to complete my education at night, and I am thrilled.

My financial situation:
I am a good candidate for this loan because I am financially stable to pay back this loan. Right now, I am trying to pursue my?dreams of completing my Bachelor?s degree. I have a year and a half left and I will be finished.?I have saved over $3,000?to handle?some of my education, but I did not qualify for much financial aid. I?pay my bills on time, and I budget all of my spending. This has been my dream for a few years to go back to school, and now?I have the opportunity. Monthly net income: $ 2,750

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.81%	Starting monthly payment:	$36.68

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1990	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,686	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Shay51	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Paying off unexpected medical bills
Purpose of loan:
This loan will be used to pay off a medical bill that was unexpected due to a emergency.

My financial situation:
I am a good candidate for this loan because I am professional manager with a fortune 500 company. I have been in my current position for over 1.5 years, previously I was with another fortune 500 company for over 5 years. Currently my salary is over $100,000, the reason I am requesting this loan is because the medical bill was unexpected due to a emergency and the $1,000 represents the last payment for this bill. I have graduate degree from a top 25 business school and have been in my field, marketing, for over 6.5 ?years.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 2,000
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $?45
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $?500
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.52%	Starting borrower rate/APR:	20.52% / 22.76%	Starting monthly payment:	$636.29

Auction yield range:	8.27% - 19.52%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	6%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	1	Total credit lines:	29	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	architect7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Daughter's Wedding in 6 Weeks!!
Purpose of loan:
Hey everyone!? This is my follow-up listing to get my little girl taken care of for her big day.? With less than six weeks to go until the wedding, my time to wrap things up is coming closer to the big day.? This is my second listing, but unfortunately, I had to relist.? Thank you to everyone who contributed to funding this loan.

My daughter was engaged and her wedding is in less than?six weeks?away.??Her and her fiance?were refinancing their home to take cash out when the loan fell through and she needs her father (me) to help tie up loose ends.? I have investment properties that provide me with monthly income as well as steady income from benefits and social security.? In addition, my wife works full time at the local hospital as a nurse.? I am trying to give my little girl the wedding of her dreams!?? Your help is greatly appreciated.? It is the couple in the picture :)
My financial situation:
I am a good candidate for this loan because I have demonstrated financial responsibility throughout my lifetime.? I am in turn trying to give the benefits to my daughter to carry out her childhood dream just as she has seen it happen in her dreams.? I am also a homeowner, have several investment properties, and have a strong monthly income from all sources.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$61.69

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2007	Debt/Income ratio:	60%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,389	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	healthfitness101	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$1,910.36	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off 2 Small credit cards
Purpose of loan:
This loan will be used to? Pay off two small credit cards that I accumulated during college.

My financial situation:
I am a good candidate for this loan because? I am a hard worker, right now I work at Kohls?Department store and I also run my own job on the side and Sell Pure Romance for extra monthly income.

Monthly net income: $ 700.00

Monthly expenses: $
??Housing: $ 347.50
??Insurance: $
??Car expenses: $100.00
??Utilities: $ 23.00
??Phone, cable, internet: $
??Food, entertainment: $50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 95.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$164.69

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1997	Debt/Income ratio:	14%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,254	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aamjohns	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	780-800 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	780-800 (Jun-2008)
Principal balance:	$3,960.88	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidation of debt
Purpose of loan:
This loan is similar to my last loan.? I have a credit card I have been paying $150 a month on.? I'd like to get a loan with a payment that will be in the ball park of the $150 a month I am already paying.? I can use the loan to pay off the credit card, pay off some other lesser debt, and possibley fix up a room in our house that needs it.? We've been caring for an elderly woman and the room needs so small repairs.?I don't forsee any difficulty paying back the loan since my budget already accounts for the $150 monthly credit card payment, which I will be 'swapping' with the loan payment.
My financial situation:
I pay my bills.? I pay as much as I can.? I?understand the?responsibility that goes with credit.? I also understand how it can be nearly impossible to make headway on?debt repayment when the interest rate is too high.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,119	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	REDEEMED4HIM	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2009) 720-740 (Aug-2008) 720-740 (Jul-2008) 740-760 (Dec-2007)
Principal balance:	$5,496.57	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Prosper Capital - 2nd Loan
Purpose of loan:
This loan will be used to reinvest capital into the existing Prosper market to other borrowers in need.

My financial situation:
I am a good candidate for this loan because my current Prosper loan has been paid on time for 18 months. I have been a Prosper lender for almost 3 years. My current credit score is 717. Previously my credit rating on Prosper was "A" and I have had no credit or payment issues since. Not sure why the change to "HR" other than my DTI is inflated?due to it being calculated on my income alone. I assure you this is a guaranteed return on your money.

I appreciate your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1985	Debt/Income ratio:	64%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,752	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	internetsoldier	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	540-560 (Mar-2008) 540-560 (Feb-2008) 540-560 (Jan-2008) 640-660 (May-2007)
Principal balance:	$918.23	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Busness Investment
Purpose of loan:

This loan will be used to?To Expand My Business and Double My Investments in 12 months

My financial situation: I am a good candidate for this loan because?I?own a Bar and Grill in Seoul, Korea and I work for the US Army as an Active Soldier

I?am also a?PROSPER Lender along as being a?Borrower and my?Loan Portfolio is doing quite well with no out of the pocket investment because I make enough on it that I re-invest all my monthly proceeds. And if you want to ask how my existing loan is doing with my PROSPER Lenders just asked them they will tell you I always have paid on time and if you invest in me I will probably pay back this loan with-in 12-18 month span so you can make a great return with me and have it quick enough to re-invest with other clients.

Finally, God Bless and I?Thank You?For Your Consideration. ?Think and Grow Rich
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1987	Debt/Income ratio:	21%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,636	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	KeepingItTogether	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,900.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$503.31	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Fresh Start
Purpose of loan:
This loan will be used to?pay off my credit cards.?

My financial situation:
I am a good candidate for this loan because I have a good paying job.? My annual income is $55,000 and I receive an additional $250 per month for back child support.

Monthly net income: $ 4094.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 125
??Car expenses: $ 200
??Utilities: $ 0 included w/rent
??Phone, cable, internet: $?50
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 260
??Other expenses: $ 400 car payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2005	Debt/Income ratio:	14%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	6	Length of status:	0y 10m
Amount delinquent:	$683	Revolving credit balance:	$1,111	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fantastic-compassion	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card and Wedding funds
Purpose of loan:
I just got engaged, and unfortunately I don't have the financial support of my parents to help fund my wedding. This loan will be used to help pay for some of the up and coming wedding costs along with paying off a medical bill that is reported on my credit report as deliquent (please note that this was suppose to be taken care of by a local program when I was 19 years old, but it never was. So after pulling my credit this year I found that it was reported on my credit report as deliquent and had no idea that it wasn't taken care of) which is close to $ 700.00 and also I would like to pay off my credit card which would've been paid off earlier this year, but I had to use for a few things and how the balance that is due is over 1,000. I make payments on my credit card faithfully ever month and somtimes twice a month, but now that I'm getting married I want to clean my slate so that I can work on building a wonderful life with my fiancee. At this point I really just needing a helping hand, and ask that you consider helping me. Please note that I don't mind setting up automatic payment withdrawal either.

My financial situation:
I am a good candidate for this loan because I have a stable income,?I don't have a lot of debit or expenses, and I'm responsible.

Monthly expenses: $
??Housing:?n/a
??Insurance:?n/a/?
??Car expenses:?$ 40.00?
??Utilities: $ 101.00?
??Phone, cable, internet: $ 225.00?
??Food, entertainment: $ 120.00 ?
??Clothing, household expenses: $ 100?
??Credit cards and other loans:$ 23.00?
??Other expenses: $ 180.00

Total Montly Expenses: $ 789

If you have any questions, please ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$351.57

Auction yield range:	4.27% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1972	Debt/Income ratio:	41%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,560	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	NjJim	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	33 ( 100% )	760-780 (Latest)
Principal borrowed:	$23,500.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Mar-2008) 780-800 (Apr-2007) 720-740 (May-2006)
Principal balance:	$3,579.04	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
4th Loan - NO RISK / HIGH YIELD
Purpose of loan:Is to payoff 3 loans and payments and have only 1 affordable monthly payment
This loan will be used to?payoff my existing Prosper Loan $3000 , payoff high interest credit card $4500 , and payoff my car loan $ 2100

My financial situation: is very good my DTI is not accurate though neither is my Stated Income on this listing, Prosper is not allowing me to include my Rental Property Income on this loan , I have over 40K additional income which would bring my DTI down to almost half of what is being shown and my True Income would be shown as it has been in the past 3 Loans that I have had with prosper
I am a good candidate for this loan because?I have proven myself here at prosper and with all my creditors, I have a 100% paid and On time payment history. Thankyou for your time in considering my Listing .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$62,424	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	integrity-floret	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel garage to certified kitchen
Purpose of loan:
This loan will be used to? convert my existing garage into a certified kitchen space.? I have been in business for 2 years and currently rent a certified kitchen space in order to bake.? I have built a successful business where I balance baking for a farmer's market, several wholesale accounts and over 30 bakery shares (think of a community supported agriculture model but with baked goods instead of produce).? The remodel will allow me to save money that I currently spend on renting a space and will allow me to balance that with more accounts since I can use the kitchen whenever I want.? My goal is to have 3-5 more wholesale accounts, bake for a 2nd farmer's market next year and add up to 30 more bakery share accounts.

My financial situation:
I am a good candidate for this loan because?I have good credit and pay my bills on time.? Currently I spend money to rent a space and that money can now be spent to pay back a loan for the remodel.? Also, with my own space I'll have more flexibility to take on more accounts and bring in more income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1990	Debt/Income ratio:	17%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	12y 10m
Amount delinquent:	$2,416	Revolving credit balance:	$3,767	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	6
Screen name:	ItTakesItToMakeIt	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital Needed
Purpose of loan:
This loan will be used to support operational expenditures incurred from my concierge business.

My financial situation:
I am a good candidate for this loan because of my ability to pay back the loan based on my current salary, sound business plan, and diligent money management skills (manage million dollar budgets)

Monthly net income: ~$5,000

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $250?
??Car expenses: $800?
??Utilities: $150?
??Phone, cable, internet: $120?
??Food, entertainment: $300?
??Clothing, household expenses $100?
??Credit cards and other loans: $300?
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$301.40

Auction yield range:	4.27% - 20.00%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	31%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$48,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-candy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce Debt/Pay off Bills
Purpose of loan:
This loan will be used to pay off my debt/bills. It will help me out and reduce my debt and pay off some bills.

My financial situation:
I am a good candidate for this loan because I never filed for bankruptcy and I always pay my bills on time. I am employed for over 8 years at my day job and I bartend on the weekends (Friday night-Sunday) and I have been working there for almost 4 years now. I am trustworthy and dependable and I will pay everything on time. If you need any other information please feel free to email Thanks

Monthly income: $3900
Mortgage: $1620
Association: $126
Phone,internet,cable: $140
Gas $25
Electricity $ 70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	27	Length of status:	8y 4m
Amount delinquent:	$2,159	Revolving credit balance:	$1,468	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fanofnd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Room and Utilities
Purpose of loan:
This loan will be used to secure apartment and utilities hookup for my daughter's last year of college.? She will also be starting a job that will allow her to pay the monthly payment back to me for this loan.?

My financial situation:
I am a good candidate for this loan because My family has?had loans through?Prosper befoire and we have?been very diligent in the payments.?

Monthly net income: $ 4800.00????????

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 100.00
??Car expenses: $150.00
??Utilities: $150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $400.00
??Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	30.68%	Starting borrower rate/APR:	31.68% / 34.08%	Starting monthly payment:	$281.95

Auction yield range:	14.27% - 30.68%	Estimated loss impact:	16.11%
Lender servicing fee:	1.00%	Estimated return:	14.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2003	Debt/Income ratio:	41%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,252	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skramer221	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 3% )	620-640 (Oct-2006)
Principal balance:	$329.50	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Consolidate high interest debt
I would like to consolidate the credit card debt on my high interest cards that I used while in college. As well as pay for the eye surgery I had to recently receive. This loan will help lessen the burden of making different payments with high fincance charges.

Income: 2000
Rent: 600
Utilities: 150
Insurance: 30
School loans: 350
Food/entertainment: 400
Savings: 50
Credit cards/debit: 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1986	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 8	Employment status:	Retired
Now delinquent:	2	Total credit lines:	46	Length of status:	5y 7m
Amount delinquent:	$8,519	Revolving credit balance:	$42,556	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	glimmering-kindness9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
sttart a new business
Purpose of loan:
This loan will be used to? start a new business

My financial situation:
I am a good candidate for this loan because?? I have good military experience and income to cover a loan payment

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$725.68

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1996	Debt/Income ratio:	37%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,776	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-saguaro	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card balances and 2008 tax balance

My financial situation:
I am a good candidate for this loan because my wife and I both have good credit, and two solid incomes, as well as a home.? We are in the process of paying off all our debts and are able to make good monthly payments on a debt consolidation loan.? This loan would give us the opportunity to wrap up some of our miscellaneous debts, re-structure the interest & payments, and give us the ability to save more money to apply towards our debt and build up savings.? This is a pure financial move for us to get in better financial shape.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$353.05

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$35,178	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	green-money-encore	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start new Tanning Salon business
Purpose of loan:
This loan will be used to start a new tanning salon. The total funding required to start the tanning salon is $60,000. We are investing $20,000, we are looking for $20,000 from prosper, and the additional $20,000 is coming from family. Under normal circumstances we would go to the bank for funding, but with owner another small business already it is almost impossible to get traditional financing in this market. We have a complete business plan available upon request.

My financial situation:
Currently my wife and me are owners of a small construction company. With the start of this new business we are looking to diversify our earning potential with two separate businesses.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1751
??Insurance: $ 80
??Car expenses: $ 592
??Utilities: $ 300
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1989	Debt/Income ratio:	44%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	54	Length of status:	13y 9m
Amount delinquent:	$4,368	Revolving credit balance:	$68,285	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	benefit-magnitude	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 9000.00

Monthly expenses: $
??Housing: $ 2980.00
??Insurance: $
??Car expenses: $ 600.00
??Utilities: $?150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?700.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,099.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.50%	Starting borrower rate/APR:	28.50% / 32.12%	Starting monthly payment:	$45.76

Auction yield range:	8.27% - 27.50%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	18.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1986	Debt/Income ratio:	15%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOING TO THE SMOKIES
Purpose of loan:
This loan will be used to? THIS LOAN WILL BE USED TO GO ON A WELL DESERVED VACATION TO TENNESSEE.

My financial situation:
I am a good candidate for this loan because? WE HAVE BEEN AT THE SAME JOB OVER 16 YEARS AND TAKE OUR FINANCES VERY SERIOUSLY. THANK YOU FOR CONSIDERING US FOR THIS LOAN. WE WILL GET IT PAID OFF EARLY I AM SURE.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 364234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 11.21%	Starting monthly payment:	$292.61

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	11%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	northwoods516	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of that Last Big Debt!
Purpose of loan: The purpose of this loan is to pay off our last big debt, which happens to be a credit card.

My financial situation: I make an above average income. I had perfect credit my whole life until a couple of years ago. My wife and I have suffered through financial hardship due to job loss. We have both been back to work for awhile now and are starting to see the light. We have payed off most all of our debt, but have this one high interst debt to go. We thought Prosper was a great opportunity to pay that off at a lesser interest rate, and participate in a new way of getting a loan.
I am a good candidate for this loan because? I am a very hard worker and would not miss a payment. If you check my credit history I have never been late or missed a payment on a loan (mortgage, car, etc.) This situation is an opportunity of a lifetime for me and my family, and I would not ruin it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 381826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 26.53%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1989	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	86	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$290,850	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Ferncove	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?consolidate existing credit card debt and other revolving consumer debt.
My financial situation:
I am a good candidate for this loan because I have a long,?established credit history and excellent credit scores. I am a sophisticated financial/legal professional (graduate degrees in law, finance and tax accounting) and entrepreneur?and I always engage in responsible money management practices.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$90.72

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	114%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 6	Employment status:	Part-time employee
Now delinquent:	4	Total credit lines:	16	Length of status:	9y 7m
Amount delinquent:	$116	Revolving credit balance:	$2,095	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	120%	Stated income:	$1-$24,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MichaelMARKETS	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GIGANTIC $2,500.00 LOAN = FREEDOM*
I owe:
Capital One $1,500.00+23.15%
GMAC? $1,800.00? +5.5%
Dell Financial $700.00 +29.24%
Nelnet Financial $1,000.00? +4.21%
Sallie Mae Servicing $2,700.00 - $2,100.00 - $1,000.00? +4.21%

The purpose of this loan is to consolidate my capital one and dell financial accounts.
I joined Prosper a long time ago and now I need it, because no bank will help me and I don't want to ask anyone in my family for help.? To be honest my current situation is not good at all, my bills are behind due to a brief layoff.? I live 20 miles from the highest unemployment in the nation Flint, Michigan.? The opportunities for a 29 year old to advance in life are not here, I have a dream to start a buiness and help change the community, but cannot do it with this many late bills.? Please help make me a better person, I will with this consolidation pay my bills on time.? This loan will get the mess I've made, cleaned up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,270	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	power-legend1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASE RENTAL PROPERTY
Purpose of loan:
This loan will be used to purchase a rental property to add to my current rental property portfolio.? The property will cashflow after all the bills are paid including the prosper loan.?

My financial situation:
I am a good candidate for this loan because my full time job is a real estate investor.? I also have a second job as a nurse.? My income will more than pay for this loan,? so there should be no worries.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$150.70

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	34%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rufus976	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008) 620-640 (Nov-2007)
Principal balance:	$865.17	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
pay off some bills
Purpose of loan:
This loan will be used to?
pay off first prosper loan($900) pay off medical bills ($900) purchase 2 new windows ($400) drywall and paint ($400) new furnace($1000) and new carpet for children's room ($200) and ($200) misc.
My financial situation:
I am a good candidate for this loan because?
i have a solid work history? also i have my wife's income of $30,000
Monthly net income: $ 3800
Monthly expenses: $
??Housing: $ 525.00
??Insurance: $ 300.00
??Car expenses: $?350.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$483.48

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1985	Debt/Income ratio:	11%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$56,699	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ingenious-loot5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards?

My financial situation:
I am a good candidate for this loan because I have never been late on any type of payment during my 25 year credit history.?

Monthly net income: $ 11,487.00????
Monthly expenses: $
??Housing: $ 2150.00
??Insurance: $ 187..00
??Car expenses: $ 100.00
??Utilities: $ 450.00
??Phone, cable, internet: $ 95.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1365.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	21 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$118,834	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	thorough-return	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Cards
This loan will be used to pay off two of my credit cards. The interest rates have gone up and it would make more sense to pay them off and close the accounts.

I have always made all payments on time and never missed a payment. I just want to get out of credit card debt, mainly because of interest and fees.

These were one of the first credit cards I opened to establish credit, so as you can imagine the interest is high.

This is my first posting on Prosper, soI understand the the interest on this site may be more than what I currently pay on my credit cards, but I wan't to try this out and improve my profile on this site so I can come back and borrow here if I ever need to.

It says payment term of 36 months, I don't know if that's the standard for Prosper, but I wanted to pay it off in around 10 months.

I currently own two businesses, a restaurant and a beauty salon. I own my own home, and am located in Santa Rosa,CA.

My monthly take home pay is around 5000 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,650.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.43%	Starting monthly payment:	$71.86

Auction yield range:	11.27% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1996	Debt/Income ratio:	21%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,233	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mdellison	Borrower's state:	Oregon	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	34 ( 94% )	660-680 (Latest)
Principal borrowed:	$5,750.00	< mo. late:	2 ( 6% )	640-660 (Nov-2007) 600-620 (Mar-2007) 540-560 (Aug-2006) 520-540 (Jul-2006)
Principal balance:	$1,381.49	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Proven Prosper Borrower!
FIRST: I have completed?two successful loans on Prosper and am?current on?the third. The?two late payments?were resolved immediately.?My credit rating may?imply that I am higher risk, but I am dillegent about making my loan payments.

ABOUT ME: I am?31 years old,?married with two children, ages?five and three. I purchased my first home in October '06.? I work full-time as a union electrician and also work on weekends bartending. My wife works full-time as a mother of two, as well as being a full-time student. She also works part-time in retail sales.

WHAT I WILL DO WITH THE MONEY LOANED TO ME:?This loan?will pay off my? Chase/Wamu Credit card which just had the interest rate almost doubled for no reason at all.? I really want to get this card paid off so I can stop doing business with Chase.

HERE ARE MY MONTHLY FINANCIAL DETAILS:
Net income after payroll deductions from all sources:?$5100
Spouse's Income: $600
Total monthly family Income $5700
Mortgage/Rent: $1350
Phone: $100
Electricity & Water: $200
Car Loan and Operating Expenses: $400
Food: $ $400
Insurance: $150
Cable/Internet: $80
Clothing, expenses for children, etc. $300?
Student Loans:? $70?
Home Improvements:? $200
Other Bills: Approx. $1000
Total Monthly Expenses :?Approx. $4250?
I will have?over $1000 left to make the payments on my Prosper loan.

CLOSING REMARKS TO LENDERS: This loan will make my life a little?less hectic and allow me to pay interest to all of you, rather than a bank.?The?credit debt that this will consolidate?is payed on time and?in good standing.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,050.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$454.62

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2000	Debt/Income ratio:	17%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,849	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Guybrush	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,400.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008)
Principal balance:	$2,274.72	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off high interest cards
Hi There!

I am an existing Prosper customer with a perfect payment history. I want to use a new loan to pay off my high-interest credit cards, and to consolidate my payments into one payment here. I'd much rather pay individuals interest than some large company.

I have a very low debt-to-income ratio, and am a principal equity partner in one of the internet's largest e-commerce companies.

If you have any questions, please feel free to let me know.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$228.16

Auction yield range:	3.27% - 5.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	3.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1994	Debt/Income ratio:	28%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$26,186	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DF-Funding	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest CC
Purpose of loan:
This loan will be used to pay off a credit card with a rate of 19.99? In the past, I would have paid this off however my?incentive checks from work have changed to?annually?rather then monthly making it impossible to pay off all of the credit card in one month.? This loan will allow me to have a lower rate and pay to you rather then the credit card companies.? I would have done a balance transfer to another card but I feel this only postpones?the payment and I really don't want to make these credit card companies more profitable.????

My financial situation:
I am a good candidate for this loan because I have had a steady job for 7+ years and make a steady paycheck.? I have a perfect payment record and will continue to do so with Prosper.? Thank you for your help and should you have any questions please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	21%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	10y 9m
Amount delinquent:	$338	Revolving credit balance:	$14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	6
Screen name:	edfooyoung	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Jul-2008)
Principal balance:	$488.28	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Putting in a new Vinyl Fence
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? my debt is very low. I have a previous loan from Prosper Members and have faithfully paid it on time each and every month. I have never missed a payment and I have been a lending member as well for almost? a year now. I believe in paying it forward.

Monthly net income: $ 3500

Monthly expenses: $
??Housing:? $935.00
??Insurance: $ 156.00
??Car expenses: $ 260.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2001	Debt/Income ratio:	51%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,021	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vmay83	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help me consolidate!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I would like to pay off my credit card debt and restablish my credit score.? My plan is to pay off my credit card debt that I had aquired while I was attending school.?I currently work 4 part time jobs and have moved back home, my goal is to work as much as poss

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2004	Debt/Income ratio:	40%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,926	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sensational-principal	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Restaurant DeliveryCompany
Purpose of loan:
This loan will be used to start a Restaurant Delivery Company

My financial situation:
?I own a Restaurant Delivery service. I started this company 2 months ago from scratch.?I alredy have 10 resturants sign in and more to come. I will start operations in October 2009 and I need this money to develop a Web site and advertising.?It is a great project to invest in and your confidence in me will not be misplaced.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2001	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	6	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pure-community	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dream Vacation/Debt Consolidation
Purpose of loan:
This loan will be used for two things.? The first is to pay off a few small bills to consolidate everything into one monthly payment.? The second is to go to Hawaii to visit my daughter.? I am a new grandmother and want to go see my beautiful baby granddaughter. She is only?6?weeks old and it is time for grandma to go visit and babysit the little one and help mom out. I want to?help with the baby while my daughter goes back to work.???Being that she lives in Hawaii, it is not that easy to get there whenever you want to?visit. I want to be there to enjoy my FIRST grandbaby.?? I plan to make this an extended vacation and stay for at least 6 months.

My financial situation:
I am a good candidate for this loan because I only have a few small bills including one personal loan.? I live with my other daughter so I do not pay any bills whatsoever.? She provides the roof over my head and the groceries.? I am on a fixed income for life including a widow's pension from the Veteran Affairs and also Social Security Disability from my deceased husband.?? This is a permanent income and will never go away. I have good credit very little?debt and more then enough income to make a monthly payment.? I will also make?extra payments in order to pay this?loan off much earlier. ?

Monthly net income: $? 1479.00

Monthly expenses: $?

??Housing: $?? 0
??Insurance: $? 0
??Car expenses: $
??Utilities: $? 0
??Phone, cable, internet: $ 0
??Food, entertainment: $? 0
??Clothing, household expenses $? 0
??Credit cards and other loans: $?250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1992	Debt/Income ratio:	16%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	26 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	29y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,341	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	740-760 (May-2009) 660-680 (Sep-2008) 700-720 (Jan-2008) 660-680 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off credit card purchases and home improvements?

My financial situation:
I am a good candidate for this loan because ,I have successfully paid my inital prosper loan as well as other expenses I work very hard to maintain my credit rating and I only live below my means i intend to use my credit wisely and as soon as poosible i will continue to invest in prosper and promote?it often??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$314.29

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1987	Debt/Income ratio:	9%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	36	Length of status:	6y 3m
Amount delinquent:	$35,382	Revolving credit balance:	$0	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	logical-fund	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car for our family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am asking for a loan to buy a used vehicle for my family.Here is my story, my wife and I have been married for 17 years, we have two great boys, 14 and 11, and three pugs.All I ever wanted was to live comfortable and provide for my family.I have been a Union Electrician for 22 years, picking up over-time whenever I could.A few years ago a great opportunity fell in my lap, to run a annex Electrical Contracting Company, there would be a significant increase in pay, lots of possibilities, and a move to .We decided to make the move as a family and we moved in August 2005, and bought a house.After being out there for a few years it started to effect us all, problems in our marriage because I was working all the time, problems with the schools, my wife being diagnosed with melanoma, kids being unhappy, and if that wasn?t enough work had slowed down quite a bit because the economy, the company cut my pay in half and our mortgage payments were getting ready to double.We had tried contacting the lender about lowering our payments and got no response.The decision was made to move back to Illinois, we put the house up for short-sale, half of what we had paid, we needed to do what was best for our family.Recently, our lease was up on our vehicle and we cannot get a loan because of what is happening with our house in .We always played by the rules, never lived beyond our means, we never imagined being where we are at right now, we know we are not alone.We just need a break????.

Monthly net income: $ 5097

Monthly expenses: $ 3535
??Housing: $ 1800
??Insurance: $ 85
??Car expenses: $ 0
??Utilities: $ 400
??Phone, cable, internet: $ 50
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 550
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1989	Debt/Income ratio:	18%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,911	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	responsive-income	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom Remodel
Purpose of loan:
This loan will be used to? Remodel two bathrooms

My financial situation:
I am a good candidate for this loan because? Responsible Executive with good income

Monthly net income: $ 11,667
Monthly expenses: $
??Housing: $?1523??Insurance: $ 292
??Car expenses: $?356??Utilities: $ 250
??Phone, cable, internet: $?65??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?3000??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.67%	Starting borrower rate/APR:	22.67% / 24.94%	Starting monthly payment:	$346.84

Auction yield range:	8.27% - 21.67%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2000	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,736	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bountiful-peace	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards and put me in a position to make a single payment every month.

My financial situation:
I am a good candidate for this loan because I have a good job as an auditor in a secure industry at a growing company, also I am in a very good position to be promoted at the end of the year.

Monthly net income: $ 3,400

Monthly expenses: $
??Housing: $ 555
??Insurance: $ 100
??Car expenses: $ 420?
??Utilities: $ 65
??Phone, cable, internet: $ 100
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1992	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	0y 2m
Amount delinquent:	$217	Revolving credit balance:	$4,166	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rcastle06	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$1,354.67	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Replace AC Unit
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.93%	Starting monthly payment:	$40.29

Auction yield range:	4.27% - 25.00%	Estimated loss impact:	2.22%
Lender servicing fee:	1.00%	Estimated return:	22.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	74%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	79	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$77,770	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	lapmax	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$322.33	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
pay down debt
Purpose of loan:
This loan will be used to? pay down small creditcards

My financial situation:
I am a good candidate for this loan because?
i pay on time and never dfaulted
Monthly net income: $
7000.00
Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 600
??Car expenses: $450
??Utilities: $ 250
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$79.70

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1986	Debt/Income ratio:	24%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,415	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MrSpock	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2007)
Principal balance:	$1,767.36	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Driveway
Purpose of loan:
Our home is currently up for sale, back in December 2008 we had a water main break right in front of our home, which caused our driveway to sink.
Since this happened the city has only fixed the apron and we have a claim in for the rest to be repaired, unfortunately as of July 14th 2009 we have to wait an additional
90 days for an answer.? The city in which we live requires are driveway to be perfect before selling.? This sink is causing potential buyers to walk away.? We have some money put aside for this project but are in need of the balance, which we are applying for.

My financial situation:
I am a good candidate for this loan because my income is a fixed income that is guaranteed. Our current loan is in excellent standing with what I consider a small balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,697	Occupation:	Student - Technical...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	note-journey	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing up flight school
Purpose of loan:
This loan will be used to pay for my Flight Instructor - Instrument rating. After completion of this rating, I will be employed as a flight instructor at Delta Connection Academy in Sanford, FL. I have worked hard for all my pilots licenses, and am so close to finishing, I need this small boost to get it done.

My financial situation:
I am a good candidate for this loan because I will have the means to pay it off in a timely matter. I have the support of a great family. They have agreed to help pay any loans I might be able to acquire.

Monthly net income: $ 1260 from family.

Monthly expenses: $
??Housing: $ 660
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 80
??Phone, cable, internet: $ 40
??Food, entertainment: $ 150
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 80
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$496.48

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1996	Debt/Income ratio:	95%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$27,961	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparency-producer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a Debt
Purpose of loan:
This loan will be used to? Pay off a debt to my mother -in law who recently discovered she has lung cancer.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time. Most bills I pay weekly just to make sure they are always paid
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$81.85

Auction yield range:	3.27% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1994	Debt/Income ratio:	2%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bonus-zone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	780-800 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	800-820 (Sep-2008)
Principal balance:	$746.21	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
My personal loan for my business
I am gainfully employed and will not give up my full time Job; however I would like to start a small computer security consulting business focused primarily on serving the security needs of small businesses.? I would run the business out of my home so expenses would be low.? The loan represents startup costs as there would not be many on going expenses besides a small advertising budget.???

If you have any questions let me know I would be happy to answer them.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$334.75

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1998	Debt/Income ratio:	15%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	0y 9m
Amount delinquent:	$8,348	Revolving credit balance:	$910	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	peaceful-marketplace	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sensible updates to my home.
Purpose of loan:? The purpose of this loan would be to improve my home.? My home needs a few updates to modernize it, and make it more compatible with surrounding homes in my neighborhood.? This loan would provide the funding to make those changes possible.

My financial situation:? I have established a timely pay history with my existing creditors, so, if granted the loan, punctual payments would not be a problem.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	39%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$38,669	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	listing-ally	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used to? for working capital for my new business aquisition

My financial situation:
I am a good candidate for this loan because?? The business is good and I have income to cover the payment

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1536
??Insurance: $ 100
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 60
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.52%	Starting borrower rate/APR:	20.52% / 22.76%	Starting monthly payment:	$935.73

Auction yield range:	8.27% - 19.52%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1978	Debt/Income ratio:	16%
Credit score:	860-880 (Aug-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,980	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	silver-ace4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
800FICO borrower needs medical loan
My loan request is for the purpose of helping our son pay for his spinal surgery. My son suffers severe back and neck pains that are caused by spinal tumors that are very difficult to operate on. There are a few surgeons in our area that specialize in this procedure, however, none of them are in my son's insurance network and no surgeons in his network has the expertise to perform this type of surgery. SO his insurance refuse to cover the costs of the surgery, but will cover his post surgery treatments and rehabilitation which will take place in the hospital within the insurance network. We were able to negotiate the cost of surgery down to around $26,000, which is 40% of the $65,000 that was quoted.

My plan is to hopefully obtain a $25,000 loan from Prosper to pay for this surgery so my son and his wife can focus on him getting well. I have excellent credit in the 800's and low monthly expenses and debts. Also, I like to keep my credit card balances low which is how I maintain good credit. As for our house, my husband and I have been renting it out to great tenants for the past 9 months since we moved in with our son to help his wife take care of their children. Our tenants actually plan to buy the house at the end of their lease, and we will be living with our son permanently since we have learned for the past nine months that this is a very good arrangement for all of us and we all enjoy living together. So in about 3 months, we will have the money to pay off this loan completely. In the meantime, I earn a good stable income and have never been late for any bills for over 30 years. I hope the Prosper lenders will see that I have the qualities of an ideal borrower and will grant me this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$516.88

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1999	Debt/Income ratio:	69%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$22,184	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	victoria_624	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting my finances together
Purpose of loan:
This loan will be used to pay off credit card debt.? It is time for me to become debt-free and I'm looking forward to that wonderful feeling!

My financial situation:
I am a good candidate for this loan because I can make monthly payments - BELIEVE me!!? Between all the minimum monthly payments I make, I can definitely make one consolidated payment instead.? I have been in the Air Force for almost eight years, and I own a home.? I have no problem providing references or whatever other information required to get this loan.? I am just not having luck with banks right now.? I recently closed several credit card accounts so that I can get started paying off debt, but that negatively impacts my credit score!? So, I'm stuck, and I really could use the help.? Thanks!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$203.21

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	31	Length of status:	10y 4m
Amount delinquent:	$2,591	Revolving credit balance:	$251	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	militarymom79	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$5,542.47	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation at lower interes
Purpose of loan:
This loan will be used to? pay off our current loan in full and to obtain a new one at a lower interest rate (to pay off quicker).

My financial situation:
I am a good candidate for this loan because? as you can see, we have regularly paid our current loan ALWAYS on time.

Monthly net income: $ 3400 monthly between my husband and myself.

We are a family responsible for paying for debts and loans. We had a soso credit past, but a very strong outlook on our future. We are always on time with our loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1987	Debt/Income ratio:	39%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.?? to be able to make 1 payment a month instead of 8.? I would like to obtain a debt consolidation loan?and clean up my own mess..? Please!!! Please!!??At this point?I am not picky about the interest rate...?
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..?

My husband & I will be married 25 years in the year 2013.? My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.? by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..? It is always maxed out and paid every month.

thank you?

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a?our own business?and he brings home approx $120,000.?Monthly net income: $ 2500 mine? 12500 combined
Monthly expenses: $???
Housing: $???2,100?
?Insurance: $? 150??
Car expenses: $? 530???
Utilities: $? 300?
?Phone, cable, internet: $??250?
?Food, entertainment: $? 500?
?Clothing, household expenses $? 150?
?Credit cards and other loans: $??810.00?
??Other expenses: $? 100??? (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..? and this on will be paid in full by March. 2010.?

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1988	Debt/Income ratio:	35%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	32	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,290	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	VMImom	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 580-600 (Sep-2007)
Principal balance:	$3,626.67	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Loan For Trustworthy Borrower
Purpose of loan: First, I want to THANK ALL who funded my last loan! You ALL were a life saver for me and my son allowing me to afford to send him for his last year at the Virginia MIlitary Institute! He graduated May 15, 2009 and he is commissioned in the U.S. Army Reserves.This loan will be used to pay off?the LAST?small high interest loan with Bank of Delaware for $2800 and the remaining $3000 will be used to purchase appliances and household furnishings for my son and his fiance' for their FIRST NEW HOME! This loan will SAVE me about $225 per month paying off that high interest loan! This is a NO AUCTION listing! I am offering a good interest rate so lenders can receive a GREAT return on their investment while willing to?helping me and my son! THANKS for looking!!

My financial situation:
I am a good candidate for this loan because I have a previous loan with Prosper and NEVER had a late pay, NEVER missed a payment and NEVER had any insufficient funds in my bank account! I am VERY TRUSTWORTHY with my debts! I work VERY hard to regain?the EXCELLENT credit score I once had!?

Monthly net income: $ 3386 (myself)? $2800 (husband)

Monthly expenses: $ 1480
??Housing: $ 350
??Insurance: $?80
??Car expenses: $?125
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 425
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$159.63

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	71%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	27 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	22y 10m
Amount delinquent:	$0	Revolving credit balance:	$34,287	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vigilance-flower	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because ?I make my payments on time.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 376.00
??Insurance: $
??Car expenses: $ 537.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	36%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 6m
Amount delinquent:	$9	Revolving credit balance:	$11,456	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Jan-2008) 780-800 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidate Debt & Son's Student Lo
Purpose of loan:
This will be my?third Prosper loan...I am going to pay off some debt and then use the remainder to help with college expenses for my youngest son.? With my first loan I was able to help my older son pay off his car and also I paid off a credit card.?? I paid off my first 2 loans in less than 2 years.
My past rating was a AA...I think the only reason I am not a AA is because of debt ratio...but I am ahead on every single payment for all my creditors.? I just need to get rid of some debt.

My financial situation:
I have a very good job, my husband takes care of paying the house expenses and I tend to pay double payments on my bills monthly.? I see myself paying off this loan in 18 - 20 months.? I am doing what I can to become debt free in order to be able to help others.?

Monthly net income: $ $1600

Monthly expenses: $?1200????
??Insurance: $ $50
??Car expenses: $ $320
??Utilities: $ Paid by husband
??Phone, cable, internet: $ Paid by husband
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ $250 (this will become my payment to Prosper.com)
??Other expenses: $ $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$141.37

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1995	Debt/Income ratio:	20%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,857	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	phil26687	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	800-820 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	800-820 (Dec-2007)
Principal balance:	$1,584.09	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Credit Card Elimination
Purpose of loan:
This loan will be used to?

Eliminate current credit card balances.? Relisting because my original request for $6000 wasn't needed.? I have a payment for $1500 scheduled that wasn't accounted for in my math the first go-round...

My financial situation:
I am a good candidate for this loan because?

I can afford to keep paying the credit card company the interest, so why shouldn't I pay you instead?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2004	Debt/Income ratio:	18%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,884	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	FDIC7164	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 640-660 (Jun-2008)
Principal balance:	$3,671.34	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Risk-Free Financing
Purpose of loan:
This loan will be used to pay off a high-rate credit card balance.?

My financial situation:
I am a good candidate for this loan because there is no risk involved.? After living on my own for three years in Washington DC, I have moved in with my mother back in Philadelphia. Obviously, someone in his mid-20s would not want to move back home, but I'm doing so to further eliminate my cost of living expenses because I am 100% committed to getting out from under my debt as soon as possible.? My annual salary is over $75k a year, and once I move home where I can live rent-free and expense-free, I can direct nearly 100% of my income towards paying off this debt as soon as possible.?

Update:? After getting my first loan funded a year ago, I have moved back home and made a significant reduction in my debt.? I have one active listing that has never been late, since I use the autopayment feature.? With this final listing, I can fully pay off my high-rate cards and focus fully on repaying Prosper.? Again, the debt WILL be paid off.? Will YOU get the interest, or will the credit card companies?? I regularly check my credit score, and it is currently 707.? No idea why my rating on here is so low.? I think my rate is competitive.

Monthly net income: $ 3665.14 (I am paid $1832.57 bi-weekly, so 2 months a year I make $5,497.71)

Monthly expenses: $ 730.00 maximum
??Housing: $ 0 (no rent)
??Insurance: $ 0 (all insurance expenses are deducted from my paycheck)
??Car expenses: $ 0 (i don't own a car)
??Utilities: $ 0 (again, living at home)
??Phone, cable, internet: $ 0 (not charged anything)
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350
??Other expenses: $ 100 (incidentals)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2005	Debt/Income ratio:	37%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,211	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sillygoat	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,798.29	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2ND PROSPER LOAN NEVER LATE!!!!!!!
Purpose of loan:

This loan will be used to pay off my high interest credit cards at a lower interest rate.

My financial situation:
I am a GREAT candidate for this loan because this is my second loan from Prosper and I have not missed a payment. Prosper has already helped me greatly by helping me pay lower interest rates on my credit card balances. I'm very responsible and I make sure that ALL my payments are made on time. I have never missed or had a late payment on any bills. The reason for the loan is to lower my credit cards that seem to never go down in balance because of the high interest rates. I make sure that everything is always paid on time!

I am also a full time student at UNLV. The credit cards were used to pay for school books, so this loan will really help me financially by reducing interest rate.

Monthly net income: I have approximately $800 dollars to spend/save every month after all my bills (including every other expense that i have). My life is pretty much school and work, so i do not waste that much money.

Thanks for taking the time to look at my loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$81.16

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2006	Debt/Income ratio:	19%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,395	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	balance-reformer	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with home downpayment
Purpose of loan:
This loan will be used to? help with down payment for new home. I need some extra funds to help cover some unexpected expenses. I am a first time home buyer and would love to move into my new home.

My financial situation:
I am a good candidate for this loan because? I have a good credit history and always pay on time every time. I really try to manage my finances responsibly, sometimes we can all use a little help.

Monthly net income: $ 2,300

Monthly expenses: $
??Housing: $ 600 ????
??Insurance: $ 100
??Car expenses: $ 357
??Utilities: $ 70
??Phone, cable, internet: $ 150
??Food, entertainment: $ 110
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	12.55%	Starting borrower rate/APR:	13.55% / 15.70%	Starting monthly payment:	$169.80

Auction yield range:	8.27% - 12.55%	Estimated loss impact:	7.27%
Lender servicing fee:	1.00%	Estimated return:	5.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	56	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,991	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	newaptsobe1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-780 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	720-740 (Jan-2008)
Principal balance:	$1,618.71	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Working capital for law firm
Purpose of loan:
This loan will be used for working capital for my 100% owned law firm.? Started in October of 2008, my firm has experienced steady growth in foreclosure defense and commercial litigation.? I would use the funds for filing a number of contingency cases, including personal injury and deceptive trade practices claims.? These cases usually require the hiring of an expert to testify on the behalf of the client.? Unless a law firm can fund these costs, it must refer the case away or agree to partner up with a bigger firm, giving up much of the profit in the case.?

My financial situation:
I am a good candidate for this loan because I have steady cash flow and have been able to expand along with the needs of my clients.? The law practice is grossing approximately $9,000.00 per month. I also have a separate accounting practice grosses $3,000.00 per month.? My law firm is currently handling almost 100 foreclosure cases and twenty loan modification cases.? We are adding two to three foreclosure cases and one loan modification case per week.? I have four part time employees assisting me with this caseload.? I also serve as general counsel for three small to medium sized businesses.? In addition to being a fully licensed attorney, I am a fully licensed certified public accountant and financial adviser.? The accounting practice focuses on taxation and, to a lesser extent, reviews and audits for condominium associations.
Information in the Description is not verified.